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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) FEBRUARY 27, 2004


                        COMMISSION FILE NUMBER: 1-13463


                      ENDEAVOUR INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


            Nevada                                           88-0448389
            ------                                           ----------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)



                 1001 FANNIN, SUITE 1700, HOUSTON, TEXAS 77002
              (Address of principal executive offices) (Zip code)


                                 (713) 307-8700
              (Registrant's telephone number, including area code)


                                      None
              (Former name, former address and former fiscal year,
                         if changed since last report)

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AMENDMENT

We hereby amend the following items, financial statements, exhibits or other portions of our Current Report on Form 8-K dated February 27, 2004 as set forth below. The audited financial statements of NSNV, Inc. and the unaudited pro forma financial statements were both previously filed with our Form 10-KSB for the fiscal year ended December 31, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.

         The audited financial statements of NSNV, Inc. for the period from October 16, 2003 (Inception) through December 31, 2003 are incorporated by reference to Exhibit 99.1 hereto.

         (b) Pro Forma Financial Information.

         The pro forma financial statements giving effect to the Offering, Merger and Restructuring are incorporated by reference to Exhibit 99.2 hereto.

         (c) Exhibits.

         99.1 The audited financial statements of NSNV, Inc. for the period from October 16, 2003 (Inception) through December 31, 2003 are filed herewith.

         99.2 The pro forma financial statements giving effect to the offering, merger and restructuring are filed herewith.

                                       1
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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENDEAVOUR INTERNATIONAL CORPORATION

By: /s/ Robert L. Thompson
    ------------------------------------
        Robert L. Thompson
        Vice President, Chief Accounting
        Officer and Planning

Date:  April 2, 2004

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                               INDEX TO EXHIBITS

      Exhibit
      Number                      Description
      -------                     -----------
       99.1 The audited financial statements of NSNV, Inc. for the period from October 16, 2003 (Inception) through December 31, 2003 are filed herewith.

       99.2 The pro forma financial statements giving effect to the offering, merger and restructuring are filed herewith.